AMENDMENT TO PROMISSORY NOTE

     This Amendment to Promissory Note ("Amendment") is made and entered into as of the 29th day of January, 2003 (the "Execution Date") by and among M&M Properties, a Washington general partnership, Hearthside Group, Inc., a Washington corporation (collectively "Holder") and Emeritus Corporation, a
Washington corporation ("Emeritus") and Emeritus Properties XIII, LLC, a Washington limited liability company ("Emeritus Properties" and together with Emeritus, "Maker").

                                    RECITALS

A. Maker executed its Promissory Note dated February 15, 2000 in favor of Holder in the original principal amount of $1,000,000 (the "Note"). A true and correct copy of the Note is attached hereto as Exhibit A.

B. As of the Execution Date the outstanding principal balance of the Note is $917,439.75.

C. The obligations of Maker under the Note are secured by (i) a Pledge and Security Agreement dated as of February 15, 2000 executed by Emeritus in favor of Holder, (ii) a guaranty dated as of February 15, 2000 executed by Emeritus in favor of Holder and (iii) a UCC-1 financing statement executed by Emeritus, as debtor, in favor of Holder, as secured party (the "Security Documents").

D.     Maker  and  Holder  have  agreed  to  amend  the  Note as provided below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS FOLLOWS:

1. In consideration for the amendments to the Note provided for in this Amendment, on or prior to February 3, 2003, Maker shall (a) pay to Holder the sum of Two Hundred Thousand and no/100 Dollars ($200,000) as a principal prepayment, thereby reducing the outstanding principal balance of the Note to $717,439.75, (b) pay the Holder all accrued and unpaid interest on the Note, if any, due as of the Execution Date, and (c) reimburse Holder for its reasonable legal fees and expenses incurred in the review of this Amendment and transaction provided for herein in the amount of $5,500.

2.     From  and after the Execution Date, the Note shall be amended as follows:

a. The Note Rate (as defined in Section 1 of the Note) shall be twelve (12%) per annum.

b. The monthly payments provided for in Section 2 of the Note shall be increased from Ten Thousand and no/100 dollars ($12,500), each of which payment shall be applied first to the payment of interest accrued under the Note and then to the reduction of the principal balance of the Note.

c. For purposes of defining the Maturity Date (as defined in Section 3 of the Note) the reference in clause (ii) to March1, 2003 shall be deleted and March 1, 2006 shall be inserted in lieu thereof.

3. The following paragraphs are added to Section 10 of the Note as the following subsections:

h) This Amendment and the Note represent the entire and final agreement of the parties with respect to the subject matter hereof and supersede all prior negotiations, discussions or writings with respect thereto. This Amendment and the Note may not be amended or modified nor may any provision thereof be waived except by written instrument signed by the parties hereto or the party granting the waiver, as applicable.
i) This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.
j) Each of Maker and Holder acknowledge and agree that it has participated in the drafting and negotiation of this Amendment. Accordingly, in the event of dispute with respect to the interpretation or enforcement of this Amendment no provision shall be construed so as to favor or disfavor any party hereto.

4.     The  Note, as amended by the Amendment, remains in full force and effect.

5. By its signature set forth below, Emeritus hereby ratifies and affirms its obligations under the Security Documents.



     IN WITNESS WHEREOF, the parties hereby execute this Amendment as of the day and year first set forth above.

"HOLDER"

M&M  PROPERTIES

By:  /s/  David  B.  McClinton
     -------------------------
Name:   David  B.  McClinton
Its:    Managing  Partner


HEARTHSTONE  GROUP,  INC.

By:  /s/  David  B.  McClinton
     -------------------------
Name:   David  B.  McClinton
Its:    Partner



"MAKER"

EMERITUS  CORPORATION

By:  /s/  Raymond  R.  Brandstrom
     ----------------------------
Name:   Raymond  R.  Brandstrom
Its:    Vice  President  of  Finance

EMERITUS  PROPERTIES  XIII,  LLC

By:     Emeritus  Corporation
Its:     Sole  Member

     By:  /s/  Raymond  R.  Brandstrom
          ----------------------------
     Name:   Raymond  R.  Brandstrom
     Its:    Vice  President  of  Finance